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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)     October 6, 2000
                                                -------------------------


                           ContiFinancial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-14074              13-3852588
----------------------------          -----------          -------------
(State or other jurisdiction          (Commission          (IRS Employer
     of incorporation)                File Number)           ID Number)


277 Park Avenue, New York, New York                                        10172
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(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number,
including area code:                                              (212) 207-2800
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                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         As previously reported, ContiFinancial Corporation, a Delaware corporation (the "Company"), together with its direct and indirect subsidiaries, filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), Case No. 00-B-12184(AJG) Jointly Administered, on May 17, 2000. The Company retains control of its assets and is authorized to operate its business as a debtor in possession under the jurisdiction of the Bankruptcy Court.

         Due to the Chapter 11 proceeding, the Company will not file its Reports on Form 10-Q and Form 10-K. As a result of the Chapter 11 proceeding, the Company is required to and intends to file with the Bankruptcy Court the Company's Monthly Operating Statements, a Plan of Reorganization for the Company and its Affiliates (the "Plan of Reorganization") and a Disclosure Statement relating to the Plan of Reorganization (the "Disclosure Statement"). As previously reported, the Company intends to file with the Securities and Exchange Commission (the "SEC"), each under the cover of a Form 8-K, the Monthly Operating Statements filed with the Bankruptcy Court. In addition, following the approval of the Disclosure Statement by the Bankruptcy Court, the Company intends to file that document with its exhibits (including the Plan of Reorganization) with the SEC under the cover of a Form 8-K.

         On October 6, 2000, the Bankruptcy Court entered an order approving the form of Notice of Hearing to Consider Approval of Disclosure Statement, Procedures and a Deadline for Filing Objections Thereto ("Notice") to be sent to all necessary parties in interest and filed with the SEC. The Company requested the Bankruptcy Court to allow the filing of the Notice with the SEC to be adequate for providing the Notice to equity holders of the Company, and the Bankruptcy Court has approved such request. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Notice.






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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Notice of Hearing to Consider Approval of Disclosure Statement, Procedures and a Deadline for Filing Objections Thereto


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CONTIFINANCIAL CORPORATION

                                            By:  /s/ Alan Fishman
                                                 ---------------------------
                                                 Name:  Alan Fishman
                                                 Title: Authorized Signatory

                                            By:  /s/ Frank Baier
                                                 ---------------------------
                                                 Name:  Frank Baier
                                                 Title: Authorized Signatory









Dated:  October 17, 2000


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                                  EXHIBIT INDEX


Exhibit No.    Document Description
-----------    --------------------


99.1 Notice of Hearing to Consider Approval of Disclosure Statement, Procedures and a Deadline for Filing Objections Thereto